On April 21, 2021, Guggenheim Funds Investment Advisors, LLC (“GFIA”) made a capital contribution in the amount of $723,872 to Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). GFIA serves as the investment adviser to FMO. Historically, FMO would defer the character reclasses on certain sale transactions required under IRC Sec. 751 until the year in which the K-1s were received from the Master Limited Partnerships (MLPs). The $723,872 represents the difference between actual tax payments made by FMO and a tax calculation assuming no deferral of the 751 character reclasses for the fiscal years 2015 – 2019.This capital contribution was a one-time payment to FMO with no contractual restrictions. This payment was not made to stabilize the value or liquidity of the fund’s portfolio.